Navellier Millennium Funds PROSPECTUS MAY 1, 2008 International Growth Portfolio The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus or any other mutual fund prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INTRODUCING OUR PORTFOLIOS	1

NAVELLIER INTERNATIONAL GROWTH PORTFOLIO	2

FEES AND EXPENSES	5

WHO IS RESPONSIBLE FOR THE PORTFOLIOS	7

INVESTMENT ADVISER	7

DISTRIBUTOR	8

ACCOUNT POLICIES	9

HOW TO BUY, SELL, AND EXCHANGE SHARES	10

BUYING SHARES	11

SELLING OR EXCHANGING SHARES	12

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS	14

UNDERSTANDING EARNINGS	16

UNDERSTANDING TAXES	17

FINANCIAL HIGHLIGHTS	19

THE NAVELLIER PRIVACY POLICY	20

NEED TO KNOW MORE? (BACK COVER)

More detailed information on subjects covered in this prospectus is contained within the Statement of Additional Information (SAI). Investors seeking a more in-depth explanation of the Portfolios should request the SAI, which is available at no charge, to review before purchasing shares of any of the Portfolios.

Non-deposit investment products are not insured by the FDIC. They are not deposits nor are they obligations of, or guaranteed by, any bank or bank affiliate. They involve investment risks, including possible loss of the principal amount invested.

(This page has been left blank intentionally)

INTRODUCING OUR PORTFOLIOS

WHO SHOULD INVEST IN OUR PORTFOLIOS?

The Navellier Millennium Funds Portfolios use an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. (At present there is only one Portfolio.) The Navellier Millennium Funds Portfolios are for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Millennium Funds Portfolios are not suitable for investors seeking current income.

ONE INVESTMENT GOAL FOR ALL OF OUR PORTFOLIOS

The investment goal for each of the Navellier Millennium Funds Portfolios is to achieve long-term capital growth -- in other words, to increase the value of your investment over time. The investment goal of each Portfolio can only be changed with shareholder approval.

KEY DEFINITIONS

“We”, “Us”, “Our” and “Fund” -- mean The Navellier Millennium Funds.

“You” and “Your” -- mean the prospective investor.

“Portfolio” -- refers to each individual Navellier Millennium Funds Portfolio, which combined, make up the “Fund.”

“Equity Portfolios” -- refer to the Portfolios that invest mainly in stocks.

“Market capitalization” -- means the number of shares available for trading multiplied by the price per share.

LIMITED PROTECTION

An investment in the Portfolios is not a bank deposit and has no FDIC protection. Please be aware that the Fund’s investments in equity securities and money market securities have no FDIC protection.

SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-887-8671

NAVELLIER INTERNATIONAL GROWTH PORTFOLIO	NAIMX

The portfolio seeks long-term capital growth by investing in foreign stocks with the potential to rise in price.

OUR PRINCIPAL STRATEGY

The Navellier International Growth Portfolio is intended to take advantage of the global economy while achieving long term capital appreciation. The Portfolio has been designed to provide diversification benefits to domestic equity portfolios. In an effort to keep expenses at a minimum, the Portfolio will invest in international markets through the use of foreign securities and stocks (of companies located outside of the United States and not traded on United States Exchanges) and American Depositary Receipts (ADRs). American Depositary Receipts are investment vehicles whereby foreign companies offer their stock for purchase on U.S. stock exchanges, denominated in American dollars. We attempt to uncover those stocks with strong return potential and acceptable risk characteristics by exploiting market inefficiencies utilizing the Navellier value added quantitative stock selection model, portfolio optimization, and risk analysis. Our stock analysis is performed at least once a month. The Portfolio may invest in the securities of a broad range of companies without restriction to their market capitalization (possibly including investments in foreign securities of companies in emerging markets). At times, the Portfolio may invest up to 100% of its total assets in such securities. We are not limited as to the type, operating history or dividend paying record of companies in which the Portfolio may invest. The Portfolio employs the Morgan Stanley E.A.F.E. Index as a relative benchmark for performance. The Morgan Stanley E.A.F.E. Index consists of various companies with market capitalizations ranging from $220 million to $220 billion. This index is reconstituted 4 times a year. The Morgan Stanley E.A.F.E. Index is considered to be the appropriate benchmark for international investing. The Portfolio will invest in a variety of countries throughout the world. The Portfolio will consider an issuer located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the Portfolio’s Investment Adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. The Portfolio may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Portfolio expects typically to invest in companies located in ten or more countries outside of the United States at any one time.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in foreign stocks and ADRs of companies without regard to market capitalization. The Portfolio may invest in common and/or preferred stocks, securities convertible into common and/or preferred stocks, and warrants to purchase common and/or preferred stocks. Some or all of the remaining assets may be invested in other types of securities, i.e.: bonds, cash, or cash equivalents for temporary defensive purposes if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions.

The Portfolio has adopted a policy to provide the Portfolio’s shareholders with at least sixty (60) days’ advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

Market Risk Investment in international sponsored stocks and ADRs is subject to the risks of changing political, economic, stock market, industry, and company conditions which could cause the Portfolio’s stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

Equity Securities Risk Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

Small and Mid Cap Companies Risk Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

Nondiversified Investment Risk The Portfolio is not a diversified portfolio. It can invest in the equity securities of companies with any market capitalization. The Portfolio may invest up to 10% of its total assets in securities of a single issuer and up to 25% of its total assets in securities of companies in a single industry. The Portfolio is subject to a greater risk of loss because of its non-diversified status. There is also a greater potential for volatility. The Portfolio’s investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

Political Risk The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Limited Information Risk The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. Investment in an unsponsored foreign stock could create the risk that an investment might be made in a stock for which we could not obtain all necessary information.

Emerging Market Country Risk The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity Risk Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Pricing At times market conditions might make it hard to value some investments. If a Portfolio has valued securities it holds too high, you may end up paying too much for the Portfolio’s shares when you buy into a Portfolio. If a Portfolio underestimates the price of its securities, you may not receive the full market value for your Portfolio shares when you sell. To the extent a Portfolio relies on a pricing service to value some or all of its securities, it is possible that the pricing information provided by the service will not reflect the actual price the Portfolio would receive upon a sale of the security.

Portfolio Turnover

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio’s performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than

300% each year, and it may be lower. Last year the turnover rate was 91%. We will go higher if it will improve the Portfolio’s performance.

HOW THE PORTFOLIO HAS PERFORMED

The chart below gives some indication of the risks or rewards of investing in the Navellier International Growth Portfolio.

Year by Year Total Returns(1)

The inception of the Navellier International Growth Portfolio was September 5, 2000. The performance from September 5, 2000 through December 31, 2000 was -- 26.90%.

Highest and Lowest Quarterly Returns(1)

Highest Quarter: up 21.06% (2nd quarter 2003) Lowest Quarter: down 20.18% (4th quarter 2000)

Average Annual Returns for the Periods Ended December 31, 2007 This table compares this Portfolio’s average annual returns to the MSCI EAFE Index for the same time period. This information may help provide an indication of this Portfolio’s risks and potential rewards. All figures assume reinvestment of dividends and distributions. This Portfolio’s past performance is not a guarantee of how it will perform in the future.

	Return		Return after taxes	Msci
Navellier International	before	Return after taxes	on distributions and	Eafe
Growth Portfolio	taxes*	on distributions*	sale of fund shares	Index(2)

One Year(3)	22.77%	21.30%	15.72%	11.63%

Five Years(4)	21.85%	21.25%	19.27%	22.08%

Since Inception (annualized)(1)	4.76	4.39%	4.00%	7.08%

*	After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The loss (if any) in the “Return after taxes on distributions and sale of fund shares” column above may be less than that shown in the “Return after taxes on distributions only” column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The index’s returns reflect no deduction for fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(1)	The effective date of the Navellier International Growth Portfolio was September 5, 2000. Performance was measured against the MSCI EAFE Index from September 5, 2000 through December 31, 2007.

(2)	The MSCI EAFE Index is an unmanaged index, designed by Morgan Stanley, of equities in Africa, Asia and Europe. It is considered representative of the international stock market in general. The Index does not include fees or expenses and is not available for direct investment.

(3)	For the year ending December 31, 2007.

(4)	Because of the smaller size of the Portfolio’s total assets, the overhead and operating expenses resulted in a larger percentage of expenses.

FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

Fees This table describes the fees you may pay if you buy and hold shares of this Portfolio. You will find details under “How to Buy, Sell and Exchange Shares” in this Prospectus.

Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of net amount invested)	None
Maximum Deferred Sales Charge (Load) (as % of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None
Redemption Fee and Exchange Fee(1) (as % of amount redeemed or exchanged, on shares held less than 60 days)	2.00%

(1)	Shares of each Portfolio of the Fund may be exchanged for shares of the other Portfolio at net asset value without charge. For this purpose, an exchange out of one Portfolio into another Portfolio is considered a redemption of a Portfolio’s shares.

Annual operating expenses paid by the portfolio (deducted from the portfolio’s assets) This table describes the estimated operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio’s income before dividends are paid.

(as a % of average daily net assets)

Management Fee	1.00%
Distribution (and/or service) (12b-1) Fees	0.25%
Other Expenses	7.63%
Total Annual Fund Operating Expenses(1)	8.88%

(1)	Navellier’s voluntary limit of expense reimbursement of a portion of the Portfolio’s administration and other operating expenses was 7.38% for the year ended December 31, 2007, resulting in Net Total Annual Portfolio Operating Expenses of 1.50%. The Investment Adviser has also agreed to future partial limits of expense reimbursement in future fiscal years so that the net total annual operating expenses after limit of expense reimbursements for any such fiscal year does not exceed 1.50%. The limit on reimbursement of expenses by the Investment Adviser is voluntary and may be withdrawn from year to year. If the Investment Adviser does not seek reimbursement within three (3) years of advancing expenses, then reimbursement is forever waived. If reimbursement is made, it must be approved by the Board of Trustees of the Fund.

Fee Example This example is intended to help you compare the cost of investing in the various classes of shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This example uses total annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:

Fees and Expenses If You Sold Shares After:

1 year	$904
3 years	$2,671
5 years	$4,304
10 years	$7,864

EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called “12b-1 fees.” Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase (“front end load”) or at the time of sale (“back end load”). Payments are made monthly and can be up to 0.25% annually of the Portfolio’s average daily net assets.

NAVELLIER INTERNATIONAL GROWTH PORTFOLIO -

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

MANAGEMENT, ORGANIZATION AND CAPITAL
STRUCTURE MANAGEMENT: Who Is Responsible For The Portfolios

INVESTMENT ADVISER

Navellier & Associates, Inc. (“N & A”) is the Investment Adviser to each of the Navellier Millennium Funds Portfolios. Navellier & Associates, Inc. is located at One East Liberty, Third Floor, Reno, Nevada, 89501.

Navellier approaches the investment process as a team. Through the efforts of our research and portfolio management staff we are able to effectively implement Navellier’s unique investment philosophy. Leading this team of investment professionals is Louis Navellier. Each of our Portfolios is managed by an investment team led by one of our Portfolio Managers. The Portfolio Manager makes the day-to-day decisions regarding buying and selling specific securities for the Portfolio.

PORTFOLIO MANAGERS

Louis G. Navellier has been the CEO and Chief Investment Officer of Navellier & Associates, Inc. since 1988. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Portfolio. He has been advising investors based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolios.

James O’Leary is a Chartered Financial Analyst and has thirty four years’ experience in the areas of investment management and institutional marketing in the securities industry and joined Navellier in 1996. At Navellier, Mr. O’Leary is the Portfolio Manager responsible for the management of the Navellier International Growth Portfolio.

Phillip Mitteldorf joined Navellier in 1996 as a Quantitative Research Analyst. He is the Assistant Portfolio Manager of the Navellier International Growth Portfolio. He conducts research and assists in the management of the International Growth Portfolio.

Additional information about the Portfolio Managers’ Compensation and the other accounts they manage and their holdings of securities in the Fund is available in the SAI.

Investment Adviser’s Fee Navellier & Associates, Inc. (“N & A”) which also employed the same investment advisory personnel which provided investment advisory service on behalf of Navellier Management, Inc. assumed the position of investment adviser to the Fund and each of its portfolios pursuant to investment advisory agreements with each portfolio with no change in personnel or investment strategy as of January 1, 2005. N & A receives an annual fee of 1% of the average daily net assets of each portfolio it manages, the fee for each portfolio is payable monthly. N & A currently manages each portfolio. N & A also receives a 0.25% annual fee for providing administrative services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory fee agreement, is available in the Funds’ current Statement of Additional Information in the “Trustees and Officers” section, and is available in the annual report for the fiscal year ended December 31, 2007.

Legal Proceedings There are no material legal proceedings involving the Fund or Navellier & Associates, Inc. or IFS Fund Distributors, Inc. which would have a material adverse effect on their ability to perform their duties for the Fund.

Capital Stock There are no unique restrictions on holding or selling shares that might expose investors to significant risk (except market risk).

DISTRIBUTOR

IFS Fund Distributors Inc. is the Distributor for the Fund and is responsible for the sale and distribution of shares to individual shareholders, broker-dealers and investment advisers.

Transfer Agent

JPMorgan Chase Bank, N.A.
P O Box 5354
Cincinnati, OH 45201

Custodian

JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202

Legal Counsel

Samuel Kornhauser
Law Offices of Samuel Kornhauser
155 Jackson Street, Suite 1807
San Francisco, CA 94111

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

ACCOUNT POLICIES

Here are some important details to know before investing in any of the Portfolios:

HOW WE PRICE SHARES

Shares are priced at net asset value (NAV). The net asset value for all Portfolios is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.

WHEN SHARES ARE PRICED

NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.

IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES

Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

NOTIFICATION OF CHANGES

You will be notified of any significant changes to the Portfolio(s) in writing at least 60 days before the changes take effect.

WHEN STATEMENTS ARE SENT

We will send you an account statement at least quarterly.

HOW TO BUY, SELL, AND EXCHANGE SHARES

Here are some general rules to consider:

THREE WAYS TO PLACE ORDERS

You may place an order with:

•	the Distributor, IFS Fund Distributors, Inc.;

•	the Transfer Agent, JPMorgan Chase Bank, N.A.; or

•	Securities dealers having a sales agreement with the Funds’ distributor, IFS Fund Distributors, Inc.

PURCHASE MINIMUMS

You may buy the Navellier Millennium Funds for:

•	an initial amount of at least $2,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and

•	additional investments of at least $100 per Portfolio.

Please note: Shares of the Fund may be purchased, in amounts less than the minimum purchase amount, by persons participating in an authorized third-party’s wrap program. Such persons should request instructions on how to invest or redeem from the wrap program’s sponsor.

MINIMUM ACCOUNT BALANCES

Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market fluctuations.)

PRICING

The Portfolios’ share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Portfolios’ share prices are calculated after the transfer agent or authorized agent (such as a broker) receives your request in good order, i.e. with proper authorization and information.

•	A Portfolio’s share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Portfolio, less the liabilities charged to the Portfolio by the number of Portfolio shares outstanding.

•	The Portfolios’ share prices are generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (4:00 p.m. Eastern Time) every day the NYSE is open.

•	The Portfolios’ share prices will not be calculated on holidays the NYSE observes. NYSE Holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

•	The Portfolios’ investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Adviser. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.

•	If market quotations are not readily available for the Portfolios’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the Advisor subject to the supervision of the Board of Trustees pursuant to policies and procedures adopted by the Board of Trustees. With respect to foreign securities, events may occur which can affect fair value after markets close.

•	Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Portfolio would have received if it had sold the investment.

•	The Portfolios may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Portfolios’ shares are not priced. Therefore, the value of the Portfolios’ shares may change on days when shareholders will not be able to purchase or redeem shares.

DIVIDENDS

You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.

WHEN YOU RECEIVE YOUR MONEY

Normally, we will mail your check within seven days of the redemption. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions). If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you purchase Fund shares by check and then submit a redemption request by mail or telephone, the redemption order may not be accepted until your check has cleared, which may take up to 15 days. To eliminate this delay, you may purchase shares of the Fund by wire.

RESTRICTIONS ON PHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or any losses, resulting from unauthorized shareholder transactions, if they reasonably believe that such instructions were genuine. You automatically receive telephone redemption and exchange privileges when you invest in the fund. You should notify the Fund in writing if you do not want telephone redemptions and exchange privileges. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying JPMorgan Chase Bank, N.A. of a change in your address or banking instructions before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days notice. If you or your financial institution transact business with the Fund over the telephone, you will generally bear the risk of any loss.

CHANGING THE TERMS

We can change any of the methods of buying or selling Portfolio shares after giving you 30 days written notice.

EXCHANGING SHARES

You may instruct us to exchange shares in one Portfolio for shares of the same class in another Portfolio. We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:

•	The amount must be at least $2,000 ($500 for IRAs) if you’re exchanging into a Portfolio for the first time; or $100 if you have already bought shares in that Portfolio.

•	Shares of each Portfolio of the Fund may be exchanged for shares of the other Portfolio at net asset value without charge. An exchange will be subject to a 2% redemption fee, as a percentage of the amount redeemed, on shares held less than 60 days.

BUYING SHARES

BY MAIL

Fill out an application Complete an application naming the Portfolio or Portfolios in which you are investing and how much money is to be invested in each.

Write a check Make the check payable to “The Navellier Millennium Funds.”

Send the check and application Mail the check and application to:

The Navellier Millennium Funds
c/o JPMorgan Chase Bank, N.A.
P. O. Box 5354
Cincinnati, OH 45201-5354

Once your check and a properly completed application are received, your shares will be bought at the next determined net asset value. For example, if we receive your check after 4:00 p.m. Eastern time, the purchase will be made based on the shares’ net asset value for the next trading day. If additional information is required, your application will be considered incomplete until we have received it.

Please note: We do not accept cash, money orders, travelers’ checks, foreign checks, credit card convenience checks, certain third party checks or checks deemed to be high-risk. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

BY WIRE

Please call our Transfer Agent (JPMorgan Chase Bank, N.A.) at 1-800-622-1386 for instructions.

Please note: You are responsible for any wiring charges from your bank. If we purchase shares based on your wiring instructions and have to cancel the purchase because your wire is not received, you may be liable for any loss the Portfolio may incur.

BY AUTOMATIC PLAN

Make monthly purchases You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the Automatic Investment Program section of the application authorizing your bank to transfer money from your checking account to JPMorgan Chase Bank, N.A. This is a free service, and you may discontinue it at any time.

Please note: The Fund reserves the right to reject any purchase order.

SELLING OR EXCHANGING SHARES

You may request that the Portfolio redeem all or a part of your shares. The price of the shares you redeem will be determined the next time the Portfolio’s share price is calculated after the Transfer Agent or authorized agent (such as a broker) receives your request in good order, i.e., with proper authorization and information.

REDEMPTION FEE

•	The Portfolio will deduct a fee of 2.00% from redemption proceeds on Portfolio shares held less than 60 days,

•	The redemption fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Portfolio asset levels and cash flow caused by short term shareholder trading.

•	If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.

•	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.

•	The redemption fee does not apply to shares redeemed through the use of our automatic withdrawal plan.

•	The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions if two or less exchanges per quarter.

•	The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds’ transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

BY MAIL

Send the following information You may redeem shares of a Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund’s account records.

The mailing address is:

The Navellier Millennium Funds
c/o JPMorgan Chase Bank, N.A.
P.O. Box 5354
Cincinnati, OH 45201-5354

BY PHONE

Make a phone call Call JPMorgan Chase Bank, N.A. at 1-800-622-1386 or an authorized agent by 4:00 p.m. Eastern Time to have your shares sold on that business day. If you place your order in proper form with an authorized agent by 4:00 p.m. Eastern Time, your shares will be priced at that business day’s net asset value.

Have your information ready Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.

If the shares to be redeemed have a value of $50,000 or more, your signature must have an original Medallion Signature Guarantee by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. In addition, an original Medallion Signature Guarantee is required in the following circumstances:

•	Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee);

•	Proceeds are being sent to an address other than the address of record;

•	Proceeds or shares are being sent/transferred from a joint account to an individual’s account;

•	Proceeds to be paid via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request;

•	Proceeds or shares are being sent/transferred between accounts with different account registrations.

Medallion Signature Guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, or savings association that is authorized to guarantee signatures and which is acceptable to the Transfer Agent. Whenever a Medallion Signature Guarantee is required, each person required to sign for the account must have his/her signature guaranteed. Notary stamps are not acceptable.

BY AUTOMATIC PLAN

Make regular withdrawals If you have a total of $25,000 or more invested in The Navellier Millennium Funds, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Contact JPMorgan Chase Bank, N.A. to arrange this service.

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS

The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. Contact your broker to determine whether it has an established relationship with the Distributor.

Certain broker-dealers may impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.

If you place a buy or sell order in proper form with an authorized broker by 4:00 p.m. Eastern Time, you will receive that day’s net asset value for the shares.

HOW DEALERS ARE COMPENSATED

Dealers are paid for selling shares of the Navellier Millennium Funds.

They receive a service fee depending on the average net asset value of the class of shares their clients hold in Navellier Funds. These fees are paid from the 12b-1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. The 12b-1 fee charged may exceed the actual cost of distribution and or service. They may also charge transaction fees or other charges for services.

RULE 12b-1 PLAN

The Fund has adopted a plan under rule 12b-1 that provides for fees payable as an expense. These fees are used to pay for distribution and other services provided to shareholders. Seventy-five percent (75%) of the 12b-1 fee shall be paid for distribution activities (such as the cost of sending prospectuses to potential investors or advertising the Fund) and twenty-five percent (25%) for shareholder services (such as answering shareholder questions). Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers. Investors may also be charged a transaction fee if they affect transactions in Fund shares through a broker or agent. The 12b-1 fees charged may exceed the actual costs of distribution and/or service.

EXCESSIVE TRADING

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not approve of excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management and may drive fund expenses higher. The Fund will terminate your exchange privileges and will not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects, such as frequent exchanges, to be excessive trading.

POLICIES TO PREVENT MARKET TIMING

The Fund is not designed for and does not accommodate market timing or market timing organizations or other persons or entities using programmed or frequent exchanges.

Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of Portfolios that primarily invest in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the Portfolios’ securities trade and the close of the U.S. markets, which is when the Portfolios’ share prices are calculated. Arbitrage opportunities may also occur in Portfolios that do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

The Navellier Millennium Funds’ portfolios are intended as long-term investments. Therefore, the Funds’ Board of Trustees has adopted policies and procedures which are set forth herein and in its compliance policies and procedures and administered through the Transfer Agent and the Fund staff and reviewed periodically by the Chief Compliance Officer and Board of Trustees for compliance and which are designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading portfolios inappropriately, imposing a 2.00% redemption fee on shares held less than 60 days and providing the Fund discretion to reject an exchange, at any time, for any reason.

The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401 (k)) and other types of defined contribution or employee benefit plans.

The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Trustees at its next regularly scheduled quarterly meeting.

The Portfolios cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders’ account information. With respect to trades that occur through omnibus accounts at intermediaries, the Funds have requested assurance that intermediaries have policies to prevent market timing. The Fund, through its agreement with its underwriter, has policies and procedures which require disclosure by brokers holding omnibus accounts to disclose market timing activities.

The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.

Please note: The Fund reserves the right to delay sending redemption proceeds for up to seven days.

HOUSEHOLDING POLICY

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Navellier at 1.800.622.1386 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

UNDERSTANDING EARNINGS

The Portfolios may pay you dividends or distributions. Here are some specifics about these earnings:

THREE KINDS OF DIVIDENDS

Dividends paid to you could be:

•	Dividends or interest earned by shares of the securities in the Portfolio;

•	Capital gains earned by selling shares of stocks at a profit;

•	A return of capital (a repayment of the money you invested).

WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID

Each Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.

YOUR CHOICE: SHARES OR CASH

You may choose to receive dividends or distributions in one of two ways:

•	We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or

•	To be paid in cash, you must notify us in writing. Cash payments will be made by check and mailed to the address of record, unless you instruct us otherwise in writing.

WHO RECEIVES A DIVIDEND

You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). Each Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES

Distributions received in cash or additional shares of a portfolio may be subject to federal and or state income tax. The following are general rules concerning the tax consequences of investing in the Navellier Millennium Funds Portfolios. Be sure to consult your tax adviser about the specific tax implications of your investments.

TAX CONSEQUENCES OF DIVIDENDS

Your dividends are taxable in the following ways:

•	Dividends, short-term capital gain distributions and interest earned by a portfolio are taxable to you as ordinary income.

•	Capital gain distributions are taxable as capital gains, regardless of how long you have held the shares.

•	A return of capital is not taxable to you.

WHEN DIVIDENDS ARE TAXABLE

Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.

TAX EXCEPTIONS

Dividends will not be taxable in the year they are paid if a portfolio is being held in a tax-advantaged account, such as an IRA.

GAINS AND LOSSES

If you sell or exchange shares, you will usually realize either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.

Exchange of Fund shares An exchange of one Portfolio’s shares for the shares of another Portfolio will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal and/or state income tax.

REPORTING

You must report all dividends and redemptions. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certification, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.

STATE AND LOCAL TAXES

Dividends may be subject to state and local taxes.

FOREIGN TAX DEDUCTIONS

The International Growth Portfolio may be subject to foreign withholding taxes. If the Portfolio pays foreign withholding or other taxes, it may make an election that may entitle you to take these as either a deduction or credit on your taxes. If more than 50% of the Portfolio’s total assets at fiscal year-end are foreign securities, the Portfolio may make that election.

Be careful: timing can make a difference

Capital gains and dividends reduce the net asset value (NAV) of each Portfolio share. Before buying shares, be aware when dividends, including capital gains distributions, are expected to be paid. If they are paid shortly after you purchase shares, the value of your shares will be reduced and the dividend or distribution will be taxable to you, even though the account will have the same value before and after the distribution.

“UNDELIVERABLE” OR “UNCASHED” DIVIDEND CHECKS

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Portfolio at the per share Net Asset Value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Portfolio at the per share Net Asset Value determined as of the date of cancellation.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand each Portfolio’s financial performance to date. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolio’s financial statements, are included in the SAI or annual report, available upon request.

	International Growth Portfolio
	For the Years Ended December 31,
	2007		2006		2005	2004	2003
PER SHARE OPERATING PERFORMANCE:

Net Asset Value -- Beginning of Year	$10.25		$8.62		$7.76	$6.79	$5.08

INCOME FROM INVESTMENT OPERATIONS:

Net Investment Income	0.10		0.01		0.04	0.01	0.10

Net Realized and Unrealized Gain on Investments	2.23		1.97		1.09	0.96	1.71

Total from Investment Operations	2.33		1.98		1.13	0.97	1.81

Distributions to Shareholders:

From Net Investment Income	(0.10)		(0.01)		(0.04)	--	(0.10)

From Net Realized Gain	(0.60)		(0.34)		(0.23)	--	--

Total Distributions	(0.70)		(0.35)		(0.27)	--	(0.10)

Paid-in Capital from Redemption Fees	0.00	A	0.00	A	--	--	--

Net Increase in Net Asset Value	1.63		1.63		0.86	0.97	1.71

Net Asset Value - End of Year	$11.88		$10.25		$8.62	$7.76	$6.79

TOTAL INVESTMENT RETURN*	22.77%		23.01%		14.57%	14.29%	35.82%

RATIOS TO AVERAGE NET ASSETS:

Expenses After Reimbursement	1.50%		1.50%		1.50%	1.50%	1.50%

Expenses Before Reimbursement	8.88%		15.14%		25.80%	23.37%	11.33%

Net Investment Income (Loss) After Reimbursement	1.32%		0.06%		0.64%	0.10%	(0.02)%

Net Investment Loss Before Reimbursement	(6.06)%		(13.58)%		(23.66)%	(21.77)%	(9.85)%

SUPPLEMENTARY DATA:

Portfolio Turnover Rate	91%		67%		75%	86%	161%

Net Assets at End of Year (in thousands)	$3,829		$1,871		$800	$609	$640

Number of Shares Outstanding at End of Year (in thousands)	322		183		93	79	94

A	Less than $0.01

*	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges which were in effect until April 25, 2005

See Notes to Financial Statements.

THE NAVELLIER PRIVACY POLICY

When you invest in the Navellier Millennium Funds, you share your nonpublic personal and financial information with us. Needless to say, we take your privacy very seriously. As a registered investment company advisor we provide products and services that involve compiling personal and sensitive information about you. We believe that you should know that we collect only the information necessary to provide our customers with those services. We only share this information with select business partners associated with the delivery of these products and services. We are committed to protecting your privacy and do not sell this information to any third party. If you have any questions about our privacy policy please call (800) 887-8671, and we will be happy to assist you.

OUR POLICY IS TO LIMIT HOW AND WITH WHOM WE WILL SHARE INFORMATION

We do not share information about you, or our former clients, with our affiliates or service providers or other third parties except on the limited basis permitted by law. We may share information with our Transfer Agent or Custodian in order to administer your accounts, including such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. It is necessary for us to have your personal information so that we know how to contact you in order to answer questions, or respond to requests for information from us.

WE DO NOT SELL LISTS OF OUR CLIENTS

We do not sell lists of our clients, nor do we disclose client information to marketing companies. We do not share information with other companies. The exception being those companies hired to provide specific services for us.

WE COLLECT ONLY THE INFORMATION NECESSARY TO DELIVER OUR PRODUCTS AND SERVICES

We may collect nonpublic personal information about you that generally falls into one of the following categories:

•	Information, such as your address, Social Security number, date of birth, phone number, income, investable assets, and investment profile, that you may provide on account applications or during your business relationship with us.

•	Account information, such as your investment choices, account balances and transaction history.

•	Information relating to your use of our Website, such as your User Name, Password, email address, zip code, failed attempts to log in, the last time you logged in, and portfolio information you may have provided on our Stockgrader page.

HOW WE USE THE INFORMATION WE COLLECT

We use the information we collect primarily to maintain your accounts and process your transactions and requests. When required by law, we may need to disclose personal information where such action is deemed necessary to comply with a current judicial proceeding, court order or legal process served on the firm.

PROCEDURES TO PROTECT CONFIDENTIALITY AND SECURITY OF CLIENT

While no company can guarantee the security of your information, we take steps to protect information from unauthorized access, including reasonable administrative, physical, and technical safeguards designed to protect information about you. We also apply special measures for authentication of information you request or submit to us on our website, www.navellier.com. Internally, we limit access to nonpublic personal and financial information about you to those Navellier personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information. Additionally, we conduct periodic reviews of our computer systems, including security features.

HOW YOU MAY OBTAIN PROXY VOTING INFORMATION

Information on Navellier’s Proxy Voting Policies & Procedures may be obtained by visiting our website at WWW.NAVELLIER.COM, or by contacting our office at 1-800-887-8671.

A SPECIAL NOTE TO NEWSLETTER SUBSCRIBERS

Although Navellier writes the commentary for Louis Navellier’s Emerging Growth (formerly MPT Review), the Blue Chip Growth, Quantum Growth, and the Global Growth newsletters, these letters are published and owned by InvestorPlace Media, LLC. If you are a subscriber to these letters and would like any information about you to remain private, then you must contact Phillips Publishing directly at (800) 539-8216.

HOW YOU CAN CORRECT AND UPDATE PERSONAL INFORMATION

If you need to update or correct any personal information, you may contact us at (800) 887-8671.

(This page has been left blank intentionally)

Need To Know More?

NAVELLIER MILLENNIUM FUNDS

Additional information is available free of charge in the Statement of Additional Information (SAI). The Fund's Annual/Semi-Annual Reports provide information about the Fund's investments. In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within 3 business days of receipt of request.

The Navellier Millennium Funds
One East Liberty, Third Floor
Reno, Nevada 89501
800-887-8671

www.navellier.com

Information about the Fund (including the SAI and exhibits) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number-811-9142

Need To Know More? Additional information is available Information about the Fund (including free of charge in the Statement of the SAI and exhibits) can be reviewed NAVELLIER MILLENNIUM FUNDS Additional Information (SAI). The and copied at the Commission’s Public Fund’s Annual/Semi-Annual Reports Reference Room in Washington, provide information about the Fund’s D.C. Information on the operation of investments. In our Annual Report, the Public Reference Room may be you will fi nd a discussion of the market obtained by calling the Commission conditions and investment strategies at 1-202-942-8090. Reports and other that signifi cantly affected the Fund’s information about the Fund including performance during the past fi scal information about the codes of ethics year. The SAI is incorporated by are available on the EDGAR Database reference (legally considered part of on the Commission’s Internet site this document). Documents will be sent at http://www.sec.gov. Copies of this within 3 business days of receipt information may be obtained, after of request. paying a duplicating fee, by electronic request at the following E-mail address: The Navellier Millennium Funds publicinfo@sec.gov, or by writing the One East Liberty, Third Floor Commission’s Public Reference Section, Reno, Nevada 89501 Washington, D.C. 20549-0102. 800-887-8671 www.navellier.com SEC File Number-811-9142